SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------

                                    Form 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 23, 1999


                             SIGNATURE EYEWEAR, INC.
               (Exact Name of Registrant as Specified in Charter)


          California                 0-23001              95-3876317
   (State or Other Jurisdiction    (Commission          (IRS Employer
        of Incorporation)          File Number)       Identification No.)


                              498 North Oak Street
                           Inglewood, California 90302
                   (Address of Principal Executive Offices)

                                (310) 330-2700
                         (Registrant's Telephone Number)


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Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  The financial statements of California Design Studio, Inc. and Subsidiary are filed hereiwth as Exhibit 99.1.

           (b)    PRO FORMA FINANCIAL INFORMATION.

                  The pro forma financial information is filed herewith as
                  Exhibit 99.2.

           (c)    EXHIBITS.

                  2.1 Asset Purchase Agreement, dated as of June 11, 1999, as amended by the letter agreement, dated June 23, 1999, by and among Registrant, California Design Studio, Inc., the other parties identified on Exhibit A to the Asset Purchase Agreement and Carlos Alberto Khantzis.(1)

                  23.1  Consent of Altschuler, Melvoin and Glasser LLP.

                  99.1 Financial Statements of California Design Studio, Inc. and Subsidiary.

                  99.2  Pro Forma Financial Information.


___________________
(1) The Company agrees to furnish to the Commission upon request a copy of any omitted schedule.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SIGNATURE EYEWEAR, INC.

                              By:      /S/ MICHAEL PRINCE
                                 ---------------------------------------
                                 Michael Prince, Chief Financial Officer



Dated:  September 3, 1999


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                                  EXHIBIT INDEX

EXHIBITS

2.1 Asset Purchase Agreement, dated as of June 11, 1999, as amended by the letter agreement, dated June 23, 1999, by and among Registrant, California Design Studio, Inc., the other parties identified on Exhibit A to the Asset Purchase Agreement and Carlos Alberto Khantzis.

23.1  Consent of Altschuler, Melvoin and Glasser LLP.

99.1  Financial Statements of California Design Studio, Inc.
      and Subsidiary.

99.2  Pro Forma Financial Information.


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